Exhibit 99.3
BEIJING MED-PHARM CORPORATION
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
INFORMATION
     On October 31, 2007, Beijing Med-Pharm Corporation (“the Company”) completed the acquisition of 49% of the issued share capital of Hong Kong Fly International Health Care Limited (“Hong Kong Health Care”), a Hong Kong corporation, pursuant to a Sale and Purchase Agreement (the “Purchase Agreement, as amended”), dated July 14, 2007, by and among the Company, Han Zhiqiang (“Han”) and Tong Zhijun (“Tong”, and together with Han, the “Sellers”) and a Supplementary Agreement (the “Supplementary Agreement”), dated September 28, 2007, by and among the Company and the Sellers. Under the terms of the Purchase Agreement as amended, the Company acquired 49% of the issued share capital of Hong Kong Health Care, a Hong Kong corporation that holds a 100% equity interest in Sunstone Pharmaceutical Co., Ltd., for $32 million U.S. dollars (the “Purchase Price”).
     On September 28, 2007, the Company entered into a Sale and Purchase Agreement (the “September Purchase Agreement”), by and among the Company and the Sellers, to acquire the remaining 51% interest in Hong Kong Health Care that it had not already agreed to purchase. Under the terms of the September Purchase Agreement, the Company will acquire the remaining 51% of the issued share capital of Hong Kong Health Care for a purchase price of 8 million shares of the Company’s unregistered common shares (the “Consideration Shares”). The closing is expected to occur as soon as reasonably practicable following shareholder approval of the issuance of the Consideration Shares by the Company.
     The unaudited pro forma condensed combined statements of operations for the nine-month-period ended September 30, 2007 and for the year ended December 31, 2006 are presented as if the acquisition of 100% of Hong Kong Health Care had occurred on January 1, 2006. The unaudited pro forma condensed combined balance sheet is presented as if the acquisition had occurred on September 30, 2007. The Company believes that the acquisition of 100% of the issued share capital of Hong Kong Health Care (the “Acquisition”) is part of a single plan of acquisition and will be completed within a twelve month period. As a result, the Company has aggregated the two transactions and financial information required by Item 9.01 of this Form 8-K/A and has reported the acquisition of 100% of the issued share capital of Hong Kong Health Care even though the closing of the transactions contemplated by the September Purchase Agreement has not occurred as of the time of this filing. You should read this information in conjunction with the:
•	accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Information;

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2006;

•	the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007; and

•	the financial statements and related notes thereto of Hong Kong Health Care as of and for the nine-month period ended September 30, 2007 and as of and for the year ended December 31, 2006 included in this Form 8-K/A.
     For the purpose of preparing the unaudited pro forma combined condensed financial information, the Company used its latest filed financial statements for the year ended December 31, 2006 from its Annual Report on Form 10-K and for the nine-month period ended September 30, 2007 from its Quarterly Report on Form 10-Q.
     The unaudited pro forma condensed combined financial information reflects the preliminary application of purchase accounting. The cost of the acquisition is based upon management’s preliminary estimates of the value of the consideration and has been allocated to the assets acquired and liabilities assumed based upon management’s consideration of a valuation prepared by an independent valuation specialist as of the date of the Acquisition. Any differences between the fair value of the consideration issued and the fair value of the assets and liabilities acquired will be recorded as goodwill. The pro forma adjustments for the purchase allocation, which are preliminary and have been made solely for the purpose of preparing unaudited pro forma condensed combined financial information, are subject to revision based on final determinations of fair value.
     Preparation of the unaudited pro forma condensed combined financial information was based on assumptions deemed appropriate by the Company’s management. The assumptions are described in the accompanying notes. The pro forma condensed combined financial information is unaudited and does not purport to be indicative of the results which actually would have occurred if the above transactions had been consummated as described above, nor does it purport to represent the future financial position or results of operations for future periods. Management has not completed its evaluation of Hong Kong Health Care’s accounting policies and practices to determine if they conform to the Company’s. Accordingly, other than the adjustments discussed below and in Note 1 to the unaudited pro forma condensed combined balance sheet and statements of operations, no adjustments have been made to the pro forma financial information related to conforming accounting policies and practices between the Company and Hong Kong Health Care. Any changes identified by management may impact the future consolidated results of operations of the Company.

     The unaudited pro forma condensed combined financial information of the Company and Hong Kong Health Care and the information itself contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance, synergies and the combined businesses of the Company and Hong Kong Health Care. Statements preceded by, followed by or that include words such as “may,” “will,” “expect’” “intend,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions are intended to identify some of the forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are included, along with this statement, for purposes of complying with the safe harbor provisions of that Act. These forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described under the heading “Risk Factors” in our Annual Report of Form 10-K for the year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2007. We undertake no obligation to update publicly or revise any forward-looking statements for any reason, whether as a result of new information, future events or otherwise.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
OF BEIJING MED-PHARM CORPORATION AND HONG KONG FLY INTERNATIONAL HEALTH CARE LIMITED
AS OF SEPTEMBER 30, 2007

	Beijing	Hong Kong	Pro Forma		Pro
	Med-Pharm (1)	Health Care (1)	Adjustments		Forma
Assets
Current Assets:
Cash and Cash Equivalents	$34,417,280	2,741,572	(27,199,900	) (2)	$9,958,952
Restricted Cash	516,144	—	—		516,144
Accounts Receivable, net of Allowance for Doubtful Accounts	10,138,905	10,793,541	—		20,932,446
Accounts Receivable from Related Parties	—	1,149,663	—		1,149,663
Bills Receivables	—	12,080,909	—		12,080,909
Inventories	2,403,913	2,735,465	—		5,139,378
Note Receivable from Rongheng	659,000	—	—		659,000
Deposit on Acquisition	4,800,100	—	(4,800,100	) (3)	—
Prepaid Expenses and Other Current Assets	2,345,888	994,570	—		3,340,458

Total Current Assets	55,281,230	30,495,720	(32,000,000)		53,776,950
Restricted Cash	157,000	133,142	—		290,142
Property and Equipment, net	418,572	18,650,673	275,797	(4)	19,345,042
Land use rights	—	680,454	1,358,036	(4)	2,038,490
Investments, at Cost	132,971	—	—		132,971
Due from Related Parties	—	2,352,948			2,352,948
Deferred Income Taxes	—	133,218	—		133,218
Intangible Assets, net of Accumulated Amortization	536,972	—	33,666,330	(4)	34,203,302
Goodwill	—	—	79,951,985	(4)	79,951,985

Total Assets	$56,526,745	52,446,155	83,252,148		$192,225,048

Liabilities and Stockholders’ Equity
Current Liabilities:
Notes Payable	$117,378	9,467,747	—		$9,585,125
Related Party Notes Payable	26,696	5,094,938	—		5,121,634
Accounts Payable	7,534,109	1,844,503	—		9,378,612
Income Taxes Payable	—	1,975,958			1,975,958
Accrued Expenses	2,555,058	10,973,212	—		13,528,270

Total Current Liabilities	10,233,241	29,356,358	—		39,589,599

Deferred Taxes	—	—	8,943,113	(5)	8,943,113
Notes Payable, Long Term	29,469	2,662,832	—		2,692,301

Total Liabilities	10,262,710	32,019,190	8,943,113		51,225,013

Stockholders’ Equity:
Common Stock	30,398	2,579,997	(2,571,997	) (6)	38,398
Additional Paid-in Capital	57,113,362	11,978,252	82,749,748	(7)	151,841,362
Common Stock Warrants	9,866,707	—	—		9,866,707
Accumulated Deficit	(21,009,044)	4,514,887	(4,514,887	) (8)	(21,009,044)
Accumulated Other Comprehensive Income	262,612	1,353,829	(1,353,829	) (9)	262,612

Total Stockholders’ Equity	46,264,035	20,426,965	74,309,035		141,000,035

Total Liabilities and Stockholders’ Equity	$56,526,745	$52,446,155	$83,252,148		$192,225,048

          See accompanying notes to these unaudited proforma condensed combined financial information

Notes to Unaudited Pro Forma Condensed Combined Financial Information — Balance Sheet

(1)	Certain line items of Beijing Med-Pharm Corporation (the Company) and Hong Kong Fly International Health Care Limited (Hong Kong
Health Care) historical financial statements were reclassified in order to conform to the pro forma condensed combined presentation.

(2)	Reflects the total cash purchase price of $32,000,000 for the 49% ownership of Hong Kong Health Care less the $4,800,100 paid prior to September 30, 2007.

(3)	Reflects the $4,800,100 deposit for the acquisition paid to the two shareholders prior to September 30, 2007.

(4)	Reflects the following:

• $275,797 allocated to buildings associated with the Acquisition.

• $1,358,036 allocated to land use rights associated with the Acquisition.

• $33,666,330 allocated to intangible assets associated with the Acquisition.

• $79,951,985 of goodwill associated with the Acquisition, calculated as follows:

Under the purchase method of accounting, the total estimated purchase price was allocated to Hong Kong Health Care tangible and intangible assets acquired and liabilities assumed based on their estimated fair values as of the date of the acquisition.

Purchase Price
Cash	$32,000,000
Value of 8,000,000 Shares to acquire 51%	94,736,000

Total Purchase Price	$126,736,000

Purchase Price
Allocation
The purchase price was allocated as follows:
Net assets acquired - book value	$20,426,965
Fair Market Value Increase in:
- Land use rights	1,358,036
- Buildings	275,797

Subtotal	$22,060,798

Identifiable intangible assets:
- Distributor	16,701,075
- Trademarks	11,966,585
- Favorable Contracts	4,998,670

Total identifiable intangible assets	33,666,330
Deferred tax liability (note 5)	(8,943,113)
Goodwill	79,951,985

Total Purchase Price Allocation	$126,736,000

(5)	Reflects $8,943,113 to record deferred tax liabilities related to basis differences resulting from the Acquisition.

(6)	Reflects the following:

	•	$8,000 for 8,000,000 shares of Common Stock at $0.001 expected to be issued to complete the remaining 51% acquisition.

	•	Elimination of $2,579,997 of Hong Kong Health Care Common Stock as a result of the Acquisition.

(7)	Reflects the following:

	•	$92,728,000 of Additional Paid in Capital as a result of the 8,000,000 Common Stock issuance to acquire the remaining 51% of Hong Kong Health Care.

•	Elimination of $11,978,252 of Hong Kong Health Care Additional Paid-In Capital as a result of the Acquisition.
(8)	Elimination of $4,514,887 of Hong Kong Health Care Retained Earnings as a result of the Acquisition.
(9)	Elimination of $1,353,829 of Hong Kong Health Care Accumulated Other Comprehensive Income as a result of the Acquisition.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
OF BEIJING MED-PHARM CORPORATION AND HONG KONG FLY INTERNATIONAL HEALTH CARE LIMITED
FOR THE YEAR ENDED DECEMBER 31, 2006

	Beijing	Hong Kong	Pro Forma
	Med-Pharm(1)	Health Care(1)	Adjustments		Pro Forma
Net Revenues
Unrelated parties	$24,258,269	30,066,908	—		$54,325,177
Related parties	—	5,807,989	—		5,807,989

Total revenues	24,258,269	35,874,897			60,133,166
Cost of Sales	23,700,115	10,479,103	303,865	(1)	34,483,083

Gross Margin	558,154	25,395,794	(303,865)		25,650,083

Operating Expenses
Sales and Marketing Expenses	1,299,657	11,988,426	1,670,107	(1)	14,958,190
General Administration Expenses	5,825,922	2,483,588	49,650	(1)	8,359,160
Research and development	—	998,355	—		998,355
Loss on Disposal of Asset	364,140	—	—		364,140

Total Operating Expenses	7,489,719	15,470,369	1,719,757		24,679,845

Income (Loss) From Operations	(6,931,565)	9,925,425	(2,023,622)		970,238

Other Income (Expense):
Interest Income	157,503	28,173	—		185,676
Interest Expense	(55,926)	(543,707)	—		(599,633)
Foreign Currencies Exchange Gain	—	3,147			3,147
Other Income	33,904	76,423	—		110,327

Total Other Income (Expense)	135,481	(435,964)	—		(300,483)

Income (Loss) Before Provision For Income Taxes	(6,796,084)	9,489,461	(2,023,622)		669,755
Provision For Income Taxes	—	(2,407,662)	516,023	(2)	(1,891,639)

Net Income (Loss)	$(6,796,084)	7,081,799	(1,507,599)		$(1,221,884)

Basic and Diluted Loss Per Share	$(0.30)			(3)	$(0.04)

Basic and Diluted Weighted-average Shares Outstanding	22,864,039			(3)	34,395,493
See accompanying notes to these unaudited pro forma condensed combined financial information

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
OF BEIJING MED-PHARM CORPORATION AND HONG KONG FLY INTERNATIONAL HEALTH CARE LIMITED
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007

	Beijing	Hong Kong	Pro Forma
	Med-Pharm	Health Care	Adjustments		Pro Forma
Net Revenues
Unrelated parties	$21,844,512	25,127,302	—		$46,971,814
Related parties	—	4,329,123	—		4,329,123

Total revenues	21,844,512	29,456,425			51,300,937
Cost of Sales	20,329,696	8,107,917	227,898	(1)	28,665,511

Gross Margin	1,514,816	21,348,508	(227,898)		22,635,426

Operating Expenses
Sales and Marketing Expenses	1,134,341	8,036,611	1,252,581	(1)	10,423,533
General Administration Expenses	5,827,608	5,124,801	37,238	(1)	10,989,647
Research and development	—	85,072	—		85,072
Loss on Disposal of Asset	19,586	—	—		19,586

Total Operating Expenses	6,981,535	13,246,484	1,289,819		21,517,838

Income (Loss) From Operations	(5,466,719)	8,102,024	(1,517,717)		1,117,588

Other Income (Expense):
Interest Income	441,453	17,646	—		459,099
Interest Expense	(90,188)	(308,942)	—		(399,130)
Foreign Currencies Exchange Loss	—	(248,065)			(248,065)
Other Income	70,829	76,083	—		146,912

Total Other Income	422,094	(463,278)	—		(41,184)
Income (Loss) Before Provision For Income Taxes	(5,044,625)	7,638,746	(1,517,717)		1,076,404
Provision For Income Taxes	—	(2,923,818)	409,784	(2)	(2,514,034)

Net Income (Loss)	$(5,044,625)	4,714,928	(1,107,933)		$(1,437,630)

Basic and Diluted Loss Per Share	$(0.19)			(3)	$(0.04)

Basic and Diluted Weighted-average Shares Outstanding	27,247,195			(3)	38,196,553
See accompanying notes to these unaudited pro forma condensed combined financial information

Notes to Unaudited Pro Forma Condensed Combined Financial Information — Statement of Operations
(1)	Represents a pro forma adjustment to reflect incremental amortization and depreciation resulting from fair value adjustments to amortizable intangible assets, buildings and land use rights. The amount of this adjustment and the assumptions regarding the useful lives are preliminary and based on the Company and Hong Kong Health Care management’s estimates and the preliminary work of independent valuation specialists as they relate to the underlying fair values and useful lives.

				Nine Month	Year
	Increase			Period Ended	Ended
	Over	Fair	Useful	September 30,	December 31,
	Book Value	Value	Life	2007	2006
Buildings	$275,797		2-17	$37,238	$49,650
Land use rights	1,358,036		19-47	14,752	19,669
Amortizable intangibles:
Favorable Contracts		$4,998,670	16-18	213,146	284,195
Distributor relationships		16,701,075	10	1,252,581	1,670,108

Total amortizable intangibles		$21,699,745

Indefinitive-lived intangbles
Trademarks		$11,966,585
Pro forma adjustment to amortization				$1,517,717	$2,023,622

(2)	Represents the pro forma tax effect of the above adjustments at tax rates of 27% and 25.5% for the nine-month period ended September 30, 2007 and for the year ended December 31, 2006, respectively.

(3)	The pro forma earnings per share calculation for the nine-month period ended September 30, 2007 and the year ended December 31, 2006 are as follows:

	2007	2006
Pro forma net income	$(1,437,630)	$(1,221,884)
Weighted Average Shares Outstanding:
Beijing Med-Pharm	27,247,195	22,864,039
Shares issued on August 21, 2007 which raised $32.6 million to fund the 49% acquisition	3,014,025	3,531,454
Shares to be issued to Hong Kong Health Care upon completion of 51%	8,000,000	8,000,000
Basic — As Adjusted	38,196,533	34,395,493
Diluted — As Adjusted (i)	38,196,533	34,395,493
Pro Forma earnings per share:
Basic and Diluted (i)	$(0.04)	$(0.04)

(i)	The Company calculates diluted earnings per share based on the weighted-average number of outstanding common shares plus the effect of dilutive stock options and warrants. Common stock equivalents have been excluded from the diluted per share calculations as of September 30, 2007 and December 31, 2006 as their inclusion would have been anti-dilutive.